SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2003

LONG BEACH SECURITIES CORP.
(as depositor under the Pooling and Servicing Agreement,
dated as of July 1, 2003, providing for the issuance of
Asset-Backed Certificates, Series 2003-4)
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-90550	33-0917586

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1100 Town & County Road Suite 1600 Orange, California	92868

(Address of Principal Executive Office)	(Zip Code)

 Registrant's telephone number, including area code:  (714) 541-5378

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

        On July 10, 2003, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2003-4, Asset-Backed Certificates, Series 2003-4 (the Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2003 (the Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the Depositor"), Long Beach Mortgage Company as master servicer (Long Beach") and Deutsche Bank National Trust Company as trustee (the Trustee").  The Certificates consist of sixteen classes of certificates (collectively, the Certificates"), designated as the Class AV-1 Certificates", Class AV-2 Certificates", Class AV-3 Certificates", Class M-1 Certificates", Class M-2 Certificates", Class M-3 Certificates", Class M-4A Certificates", Class M-4F Certificates", Class M-5A Certificates", Class M-5F Certificates", Class M-6 Certificates", Class C Certificates", Class P Certificates", Class R Certificates", Class R-CX Certificates" and Class R-PX Certificates".  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the Trust Fund"), consisting of a pool of first lien and second lien, fully amortizing, adjustable-rate and fixed-rate residential mortgage loans (the Mortgage Pool") having original terms to maturity up to 30 years (the Mortgage Loans").  The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of $2,200,000,305.17 as of July 1, 2003 (the Cut-off Date").  The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated July 8, 2003, (the Purchase Agreement") between Long Beach and the Depositor.  The Depositor, Long Beach, Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated (together, Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated are the Co-Representatives"), as Co-Representatives of themselves, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC and WaMu Capital Corp. have entered into an Underwriting Agreement dated as of June 27, 2003 for the purchase of the Class AV-1 Certificates, Class AV-2 Certificates, Class AV-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4A Certificates, Class M-4F Certificates, Class M-5A Certificates, Class M-5F Certificates and Class M-6 Certificates.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate

AV-1	$1,291,390,000.00	Variable
AV-2	$122,610,000.00	Variable
AV-3	$417,500,000.00	Variable
M-1	$126,500,000.00	Variable
M-2	$93,500,000.00	Variable
M-3	$27,500,000.00	Variable
M-4A	$22,500,000.00	Variable
M-4F	$5,000,000.00	5.745%
M-5A	$17,000,000.00	Variable
M-5F	$5,000,000.00	6.500%
M-6	$33,000,000.00	Variable
C	$38,500,205.17	Variable
P	$100.00	N/A
R	100.00%	N/A
R-CX	100.00%	N/A
R-PX	100.00%	N/A

         The Class AV-1 Certificates, Class AV-2 Certificates, Class AV-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4A Certificates, Class M-4F Certificates, Class M-5A Certificates, Class M-5F Certificates, Class M-6 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 30, 2002, and the Prospectus Supplement, dated July 8, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b).  The Class C Certificates, the Class P Certificates, the Class R Certificates, the Class R-CX Certificates and the Class R-PX Certificates have not been and will not be publicly offered by the Depositor.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.             Financial Statements and Exhibits

                        (a)            Not applicable

                        (b)            Not applicable

                        (c)            Exhibits

Exhibit No.	Description
4.1

 Pooling and Servicing Agreement, dated as of July 1, 2003, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2003‑4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 16, 2003

LONG BEACH SECURITIES CORP.

By:	/s/ Jeffery A Sorensen

Name: Jeffery A Sorensen
Title: Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of July 1, 2003, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2003‑4 Certificates.	7